UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-07507

DWS Investments VIT Funds

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2007

ANNUAL REPORT

DWS INVESTMENTS VIT FUNDS

DWS Equity 500 Index VIP

Contents

3 Performance Summary

4 Information About Your Portfolio's Expenses

5 Management Summary

6 Portfolio Summary

7 Investment Portfolio

15 Financial Statements

17 Financial Highlights

19 Notes to Financial Statements

23 Report of Independent Registered Public Accounting Firm

24 Tax Information

24 Proxy Voting

25 Investment Management Agreement Approval

28 Summary of Management Fee Evaluation by Independent Fee Consultant

31 Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the portfolio's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the portfolio. Please read the prospectus carefully before you invest.

The portfolio is subject to investment risks, including possible loss of principal amount invested. There is no guarantee that the portfolio will be able to mirror the S&P 500® Index closely enough to track its performance. Please read the prospectus for specific details regarding its investments and risk profile.

"Standard & Poor's," "S&P, " "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the portfolio's advisor. DWS Equity 500 Index VIP is not sponsored, endorsed, sold, nor promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. There is no guarantee that the portfolio will be able to mirror the S&P 500® Index closely enough to track its performance.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A, B and B2 differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.31%, 0.56% and 0.70% for Class A, Class B and Class B2 shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Portfolio returns during all periods shown reflect a fee waiver/and or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index VIP — Class A [] S&P 500® Index

The Standard & Poor's (S&P) 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2007)
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,530	$12,733	$18,046	$17,315
	Average annual total return	5.30%	8.39%	12.53%	5.64%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$17,756
	Average annual total return	5.49%	8.62%	12.83%	5.91%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,503	$12,639	$17,823	$14,693
	Average annual total return	5.03%	8.12%	12.25%	7.02%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$15,123
	Average annual total return	5.49%	8.62%	12.83%	7.57%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class**
Class B2	Growth of $10,000	$10,485	N/A	N/A	$12,219
	Average annual total return	4.85%	N/A	N/A	9.15%
S&P 500 Index	Growth of $10,000	$10,549	N/A	N/A	$12,471
	Average annual total return	5.49%	N/A	N/A	10.31%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on April 30, 2002. Index returns began on April 30, 2002.
** The Portfolio commenced offering Class B2 shares on September 16, 2005. Index returns began on September 30, 2005.

Information concerning portfolio holdings of the Portfolio as of a month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 985.40	$ 984.10	$ 983.50
Expenses Paid per $1,000*	$ 1.40	$ 2.65	$ 3.15
Hypothetical 5% Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,023.79	$ 1,022.53	$ 1,022.03
Expenses Paid per $1,000*	$ 1.43	$ 2.70	$ 3.21
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class B2
DWS Equity 500 Index VIP	0.28%	0.53%	0.63%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July before drifting lower in the late summer. A rally in September was sparked in part by the first of the US Federal Reserve Board's (the Fed's) three interest rate reductions. Volatility increased in the fourth quarter, as markets responded to further bad news about the potential impact of the subprime mortgage crisis.

For the full year, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14%. Growth stocks, as measured by the Russell 1000® Growth Index, performed significantly better than value stocks, as measured by the Russell 1000® Value Index. The Portfolio returned 5.30% (Class A shares, unadjusted for contract charges). Since the Portfolio's investment strategy is to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500® (S&P 500) Index, the Portfolio's return is normally quite close to return of the index, which was 5.49%.

Although eight of the 10 industry sectors into which the S&P 500 Index is divided had positive returns, there was great divergence among sector performance during 2007. The best-performing sectors were energy, with a return of 34.8%, and materials, with a return of 22.5%. The weakest sector was financials, with a return of -18.6%, which weakened throughout the year as problems in the subprime mortgage market affected the entire financial sector. Also negative was the consumer discretionary sector, which includes many retailers and housing stocks.

Brent Reeder
Vice President
Northern Trust Investments, N.A. (NTI), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to investment risks, including possible loss of principal amount invested. The Portfolio may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the Portfolio's cost to buy and sell securities, the flow of money into and out of the Portfolio and the potential underperformance of stocks selected. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

The Russell 1000 Value Index is an unmanaged, capitalization-weighted index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

"Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Portfolio's investment advisor. This Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance does not guarantee future results.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Financials	18%	22%
Information Technology	17%	15%
Energy	13%	10%
Health Care	12%	12%
Industrials	11%	11%
Consumer Staples	10%	9%
Consumer Discretionary	8%	11%
Telecommunication Services	4%	3%
Utilities	4%	4%
Materials	3%	3%
	100%	100%
Ten Largest Equity Holdings (19.8% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.0%
2. General Electric Co. Manufactures, distributes and markets electrical products	2.9%
3. Microsoft Corp. Developer of computer software	2.2%
4. AT&T, Inc. Provider of communications services	1.9%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.8%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.5%
7. Johnson & Johnson Provider of health care products	1.5%
8. Bank of America Corp. Provider of commercial banking services	1.4%
9. Apple, Inc. Manufacturer of personal computers and related personal computing and communication solutions	1.3%
10. Cisco Systems, Inc. Developer of computer network products	1.3%

Asset allocation, sector diversification, and holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 8.4%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	20,894	589,629
Johnson Controls, Inc.	52,738	1,900,677
		2,490,306
Automobiles 0.3%
Ford Motor Co.* (a)	186,475	1,254,977
General Motors Corp.	51,966	1,293,433
Harley-Davidson, Inc. (a)	21,586	1,008,282
		3,556,692
Distributors 0.1%
Genuine Parts Co.	15,009	694,917
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	12,244	858,916
H&R Block, Inc.	27,896	518,029
		1,376,945
Hotels Restaurants & Leisure 1.4%
Carnival Corp.	39,046	1,737,157
Darden Restaurants, Inc.	12,254	339,558
Harrah's Entertainment, Inc.	16,619	1,474,936
International Game Technology	28,056	1,232,500
Marriott International, Inc. "A"	28,340	968,661
McDonald's Corp.	105,991	6,243,930
Starbucks Corp.*	66,228	1,355,687
Starwood Hotels & Resorts Worldwide, Inc.	17,625	776,029
Wendy's International, Inc.	7,711	199,252
Wyndham Worldwide Corp.	15,837	373,120
Yum! Brands, Inc.	46,216	1,768,686
		16,469,516
Household Durables 0.4%
Black & Decker Corp.	5,622	391,572
Centex Corp.	12,035	304,004
D.R. Horton, Inc.	24,600	323,982
Fortune Brands, Inc.	13,655	988,076
Harman International Industries, Inc.	5,400	398,034
KB HOME	6,892	148,867
Leggett & Platt, Inc. (a)	15,164	264,460
Lennar Corp. "A" (a)	12,600	225,414
Newell Rubbermaid, Inc.	23,497	608,103
Pulte Homes, Inc.	18,582	195,854
Snap-on, Inc.	5,193	250,510
The Stanley Works	7,256	351,771
Whirlpool Corp.	6,888	562,268
		5,012,915
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	27,328	2,531,666
Expedia, Inc.*	18,153	573,998
IAC/InterActiveCorp.*	17,100	460,332
		3,565,996
Leisure Equipment & Products 0.1%
Brunswick Corp.	7,906	134,797
Eastman Kodak Co. (a)	25,007	546,903
Hasbro, Inc.	13,086	334,740
Mattel, Inc.	32,598	620,666
		1,637,106
	Shares	Value ($)

Media 2.8%
CBS Corp. "B"	60,887	1,659,171
Clear Channel Communications, Inc.	45,752	1,579,359
Comcast Corp. "A"*	274,487	5,012,133
E.W. Scripps Co. "A"	7,500	337,575
Gannett Co., Inc.	21,542	840,138
Interpublic Group of Companies, Inc.*	39,697	321,943
McGraw-Hill Companies, Inc.	30,264	1,325,866
Meredith Corp.	3,424	188,252
New York Times Co. "A" (a)	12,910	226,312
News Corp. "A"	205,554	4,211,801
Omnicom Group, Inc.	29,332	1,394,150
The DIRECTV Group, Inc.*	63,700	1,472,744
Time Warner, Inc.	323,130	5,334,876
Viacom, Inc. "B"*	58,687	2,577,533
Walt Disney Co.	170,180	5,493,410
Washington Post Co. "B"	518	409,961
		32,385,224
Multiline Retail 0.8%
Big Lots, Inc.* (a)	9,092	145,381
Dillard's, Inc. "A" (a)	5,251	98,614
Family Dollar Stores, Inc.	12,570	241,721
J.C. Penney Co., Inc.	19,822	871,970
Kohl's Corp.*	28,078	1,285,972
Macy's, Inc.	38,708	1,001,376
Nordstrom, Inc.	16,848	618,827
Sears Holdings Corp.* (a)	6,543	667,713
Target Corp.	74,210	3,710,500
		8,642,074
Specialty Retail 1.5%
Abercrombie & Fitch Co. "A"	7,700	615,769
AutoNation, Inc.*	13,551	212,209
AutoZone, Inc.*	4,091	490,552
Bed Bath & Beyond, Inc.*	24,316	714,647
Best Buy Co., Inc.	31,336	1,649,840
Circuit City Stores, Inc.	13,030	54,726
GameStop Corp. "A"*	14,100	875,751
Home Depot, Inc.	150,885	4,064,842
Limited Brands, Inc.	27,770	525,686
Lowe's Companies, Inc.	131,300	2,970,006
Office Depot, Inc.*	24,403	339,446
OfficeMax, Inc.	6,741	139,269
RadioShack Corp.	12,345	208,137
Staples, Inc.	63,789	1,471,612
The Gap, Inc.	41,632	885,929
The Sherwin-Williams Co.	9,389	544,938
Tiffany & Co.	12,000	552,360
TJX Companies, Inc.	39,058	1,122,136
		17,437,855
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	32,900	1,006,082
Jones Apparel Group, Inc.	8,094	129,423
Liz Claiborne, Inc.	8,624	175,498
NIKE, Inc. "B"	34,450	2,213,068
Polo Ralph Lauren Corp.	5,300	327,487
VF Corp.	7,887	541,522
		4,393,080
	Shares	Value ($)

Consumer Staples 10.2%
Beverages 2.4%
Anheuser-Busch Companies, Inc.	65,609	3,433,975
Brown-Forman Corp. "B"	7,080	524,699
Coca-Cola Co.	179,114	10,992,226
Coca-Cola Enterprises, Inc.	25,150	654,655
Constellation Brands, Inc. "A"*	17,900	423,156
Molson Coors Brewing Co. "B"	12,984	670,234
Pepsi Bottling Group, Inc.	12,211	481,846
PepsiCo, Inc.	143,446	10,887,551
		28,068,342
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	38,845	2,709,827
CVS Caremark Corp.	131,490	5,226,727
Kroger Co.	63,263	1,689,755
Safeway, Inc.	39,027	1,335,114
SUPERVALU, Inc.	18,648	699,673
Sysco Corp.	54,157	1,690,240
Wal-Mart Stores, Inc.	211,227	10,039,619
Walgreen Co.	88,696	3,377,544
Whole Foods Market, Inc. (a)	12,300	501,840
		27,270,339
Food Products 1.5%
Archer-Daniels-Midland Co.	57,107	2,651,478
Campbell Soup Co.	19,485	696,199
ConAgra Foods, Inc.	44,505	1,058,774
Dean Foods Co.	11,600	299,976
General Mills, Inc.	29,328	1,671,696
H.J. Heinz Co.	28,979	1,352,740
Kellogg Co.	22,032	1,155,138
Kraft Foods, Inc. "A"	139,982	4,567,613
McCormick & Co., Inc.	12,214	463,033
Sara Lee Corp.	64,339	1,033,284
The Hershey Co.	15,246	600,692
Tyson Foods, Inc. "A"	22,800	349,524
Wm. Wrigley Jr. Co.	19,333	1,131,947
		17,032,094
Household Products 2.4%
Clorox Co.	12,230	797,029
Colgate-Palmolive Co.	45,321	3,533,225
Kimberly-Clark Corp.	37,747	2,617,377
Procter & Gamble Co.	277,755	20,392,772
		27,340,403
Personal Products 0.2%
Avon Products, Inc.	38,470	1,520,719
Estee Lauder Companies, Inc. "A"	10,200	444,822
		1,965,541
Tobacco 1.4%
Altria Group, Inc.	187,970	14,206,773
Reynolds American, Inc.	15,228	1,004,439
UST, Inc.	14,135	774,598
		15,985,810
Energy 12.8%
Energy Equipment & Services 2.6%
Baker Hughes, Inc.	28,371	2,300,888
BJ Services Co.	25,886	627,994
ENSCO International, Inc.	13,200	786,984
Halliburton Co.	79,073	2,997,657
Nabors Industries Ltd.*	24,996	684,641
	Shares	Value ($)

National-Oilwell Varco, Inc.*	31,600	2,321,336
Noble Corp.	23,890	1,350,024
Rowan Companies, Inc.	9,782	385,998
Schlumberger Ltd.	107,918	10,615,894
Smith International, Inc.	17,800	1,314,530
Transocean, Inc.*	28,099	4,022,372
Weatherford International Ltd.*	29,944	2,054,158
		29,462,476
Oil, Gas & Consumable Fuels 10.2%
Anadarko Petroleum Corp.	43,214	2,838,728
Apache Corp.	29,453	3,167,376
Chesapeake Energy Corp.	39,400	1,544,480
Chevron Corp.	188,782	17,619,024
ConocoPhillips	142,942	12,621,778
CONSOL Energy, Inc.	16,300	1,165,776
Devon Energy Corp.	40,892	3,635,708
El Paso Corp.	62,154	1,071,535
EOG Resources, Inc.	21,857	1,950,737
ExxonMobil Corp.	488,404	45,758,571
Hess Corp.	24,550	2,476,113
Marathon Oil Corp.	63,542	3,867,166
Murphy Oil Corp.	16,300	1,382,892
Noble Energy, Inc.	15,300	1,216,656
Occidental Petroleum Corp.	73,788	5,680,938
Peabody Energy Corp.	24,100	1,485,524
Range Resources Corp.	10,100	518,736
Spectra Energy Corp.	56,191	1,450,852
Sunoco, Inc.	10,516	761,779
Tesoro Corp.	12,200	581,940
Valero Energy Corp. (a)	49,172	3,443,515
Williams Companies, Inc.	53,287	1,906,609
XTO Energy, Inc.	43,485	2,233,389
		118,379,822
Financials 17.5%
Capital Markets 3.3%
American Capital Strategies Ltd. (a)	16,100	530,656
Ameriprise Financial, Inc.	20,905	1,152,075
Bank of New York Mellon Corp.	101,248	4,936,852
Bear Stearns Companies, Inc.	10,330	911,623
Charles Schwab Corp.	84,963	2,170,805
E*TRADE Financial Corp.* (a)	37,800	134,190
Federated Investors, Inc. "B"	7,200	296,352
Franklin Resources, Inc.	14,352	1,642,299
Janus Capital Group, Inc.	14,871	488,512
Legg Mason, Inc.	11,800	863,170
Lehman Brothers Holdings, Inc.	47,142	3,084,972
Merrill Lynch & Co., Inc.	77,172	4,142,593
Morgan Stanley	93,840	4,983,842
Northern Trust Corp.	16,549	1,267,322
State Street Corp.	34,565	2,806,678
T. Rowe Price Group, Inc.	23,520	1,431,898
The Goldman Sachs Group, Inc.	35,933	7,727,392
		38,571,231
Commercial Banks 3.0%
BB&T Corp.	48,834	1,497,739
Comerica, Inc.	13,737	597,972
Commerce Bancorp, Inc.	17,300	659,822
Fifth Third Bancorp	47,806	1,201,365
First Horizon National Corp. (a)	10,698	194,169
Huntington Bancshares, Inc.	33,160	489,441
KeyCorp.	34,629	812,050
	Shares	Value ($)

M&T Bank Corp.	6,650	542,440
Marshall & Ilsley Corp.	21,852	578,641
National City Corp.	56,876	936,179
PNC Financial Services Group, Inc.	30,326	1,990,902
Regions Financial Corp.	62,561	1,479,568
SunTrust Banks, Inc.	30,971	1,935,378
Synovus Financial Corp.	30,503	734,512
US Bancorp.	156,554	4,969,024
Wachovia Corp.	179,299	6,818,741
Wells Fargo & Co.	298,248	9,004,107
Zions Bancorp.	9,511	444,068
		34,886,118
Consumer Finance 0.8%
American Express Co.	105,025	5,463,400
Capital One Financial Corp.	34,702	1,640,017
Discover Financial Services	42,370	638,940
SLM Corp.	46,078	928,011
		8,670,368
Diversified Financial Services 4.4%
Bank of America Corp.	397,886	16,416,776
CIT Group, Inc.	16,924	406,684
Citigroup, Inc.	443,831	13,066,385
CME Group, Inc.	4,800	3,292,800
IntercontinentalExchange, Inc.*	6,500	1,251,250
JPMorgan Chase & Co.	301,362	13,154,451
Leucadia National Corp.	14,600	687,660
Moody's Corp.	19,452	694,436
NYSE Euronext	23,500	2,062,595
		51,033,037
Insurance 4.3%
ACE Ltd.	29,176	1,802,493
Aflac, Inc.	44,237	2,770,563
Allstate Corp.	50,956	2,661,432
Ambac Financial Group, Inc. (a)	8,978	231,363
American International Group, Inc.	226,681	13,215,502
Aon Corp.	25,983	1,239,129
Assurant, Inc.	8,600	575,340
Chubb Corp.	34,870	1,903,205
Cincinnati Financial Corp.	15,309	605,318
Genworth Financial, Inc. "A"	38,000	967,100
Hartford Financial Services Group, Inc.	28,234	2,461,723
Lincoln National Corp.	24,069	1,401,297
Loews Corp.	39,470	1,986,920
Marsh & McLennan Companies, Inc.	48,113	1,273,551
MBIA, Inc. (a)	11,264	209,848
MetLife, Inc.	65,932	4,062,730
Principal Financial Group, Inc.	23,611	1,625,381
Progressive Corp. (a)	64,256	1,231,145
Prudential Financial, Inc.	40,763	3,792,590
Safeco Corp.	9,218	513,258
The Travelers Companies, Inc.	57,871	3,113,460
Torchmark Corp.	8,510	515,110
Unum Group	31,165	741,416
XL Capital Ltd. "A"	15,877	798,772
		49,698,646
Real Estate Investment Trusts 1.0%
Apartment Investment & Management Co. "A" (REIT)	7,700	267,421
AvalonBay Communities, Inc. (REIT)	7,100	668,394
	Shares	Value ($)

Boston Properties, Inc. (REIT)	10,600	973,186
Developers Diversified Realty Corp. (REIT)	13,200	505,428
Equity Residential (REIT)	24,930	909,197
General Growth Properties, Inc. (REIT)	22,600	930,668
Host Hotels & Resorts, Inc. (REIT)	46,400	790,656
Kimco Realty Corp. (REIT)	21,000	764,400
Plum Creek Timber Co., Inc. (REIT)	15,900	732,036
ProLogis (REIT)	22,800	1,445,064
Public Storage (REIT)	10,546	774,182
Simon Property Group, Inc. (REIT)	19,941	1,732,075
Vornado Realty Trust (REIT)	11,700	1,029,015
		11,521,722
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	17,000	366,350
Thrifts & Mortgage Finance 0.7%
Countrywide Financial Corp. (a)	51,138	457,174
Fannie Mae	86,550	3,460,269
Freddie Mac	57,963	1,974,800
Hudson City Bancorp, Inc.	49,000	735,980
MGIC Investment Corp.	7,442	166,924
Sovereign Bancorp, Inc. (a)	31,798	362,497
Washington Mutual, Inc. (a)	77,843	1,059,443
		8,217,087
Health Care 11.9%
Biotechnology 1.1%
Amgen, Inc.*	96,516	4,482,203
Biogen Idec, Inc.*	25,560	1,454,875
Celgene Corp.*	34,500	1,594,245
Genzyme Corp.*	23,403	1,742,119
Gilead Sciences, Inc.*	84,472	3,886,557
		13,159,999
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	57,603	3,343,854
Becton, Dickinson & Co.	21,878	1,828,563
Boston Scientific Corp.*	116,665	1,356,814
C.R. Bard, Inc.	8,898	843,530
Covidien Ltd.	44,188	1,957,087
Hospira, Inc.*	13,720	585,021
Medtronic, Inc.	100,725	5,063,446
St. Jude Medical, Inc.*	30,488	1,239,032
Stryker Corp.	21,182	1,582,719
Varian Medical Systems, Inc.*	11,400	594,624
Zimmer Holdings, Inc.*	21,084	1,394,707
		19,789,397
Health Care Providers & Services 2.4%
Aetna, Inc.	44,772	2,584,687
AmerisourceBergen Corp.	16,482	739,547
Cardinal Health, Inc.	32,600	1,882,650
CIGNA Corp.	24,905	1,338,146
Coventry Health Care, Inc.*	13,895	823,279
Express Scripts, Inc.*	22,568	1,647,464
Humana, Inc.*	14,775	1,112,705
Laboratory Corp. of America Holdings*	10,291	777,279
McKesson Corp.	26,415	1,730,447
Medco Health Solutions, Inc.*	23,964	2,429,950
Patterson Companies, Inc.*	12,700	431,165
Quest Diagnostics, Inc.	13,916	736,156
Tenet Healthcare Corp.*	43,100	218,948
	Shares	Value ($)

UnitedHealth Group, Inc.	115,508	6,722,566
WellPoint, Inc.*	50,688	4,446,858
		27,621,847
Health Care Technology 0.0%
IMS Health, Inc.	16,930	390,067
Life Sciences Tools & Services 0.4%
Applera Corp. — Applied Biosystems Group	16,029	543,704
Millipore Corp.*	4,815	352,362
PerkinElmer, Inc.	11,136	289,759
Thermo Fisher Scientific, Inc.*	37,821	2,181,515
Waters Corp.*	8,900	703,723
		4,071,063
Pharmaceuticals 6.3%
Abbott Laboratories	137,482	7,719,614
Allergan, Inc.	27,424	1,761,718
Barr Pharmaceuticals, Inc.*	9,200	488,520
Bristol-Myers Squibb Co.	179,162	4,751,376
Eli Lilly & Co.	87,937	4,694,956
Forest Laboratories, Inc.*	28,095	1,024,063
Johnson & Johnson	257,034	17,144,168
King Pharmaceuticals, Inc.*	21,886	224,113
Merck & Co., Inc.	193,259	11,230,281
Mylan, Inc. (a)	23,336	328,104
Pfizer, Inc.	610,589	13,878,688
Schering-Plough Corp.	143,850	3,832,164
Watson Pharmaceuticals, Inc.*	9,355	253,895
Wyeth	119,376	5,275,225
		72,606,885
Industrials 11.4%
Aerospace & Defense 2.8%
Boeing Co.	69,308	6,061,678
General Dynamics Corp.	36,034	3,206,666
Goodrich Corp.	10,561	745,712
Honeywell International, Inc.	66,447	4,091,142
L-3 Communications Holdings, Inc.	11,200	1,186,528
Lockheed Martin Corp.	30,993	3,262,323
Northrop Grumman Corp.	30,531	2,400,958
Precision Castparts Corp.	12,300	1,706,010
Raytheon Co.	38,696	2,348,847
Rockwell Collins, Inc.	14,731	1,060,190
United Technologies Corp.	88,100	6,743,174
		32,813,228
Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	15,300	828,036
Expeditors International of Washington, Inc.	18,900	844,452
FedEx Corp.	27,465	2,449,054
United Parcel Service, Inc. "B"	93,258	6,595,206
		10,716,748
Airlines 0.1%
Southwest Airlines Co.	65,595	800,259
Building Products 0.1%
Masco Corp.	32,765	708,052
Trane, Inc.	15,264	712,981
		1,421,033
Commercial Services & Supplies 0.5%
Allied Waste Industries, Inc.*	23,275	256,491
Avery Dennison Corp.	8,886	472,202
Cintas Corp.	12,042	404,852
	Shares	Value ($)

Equifax, Inc.	11,791	428,721
Monster Worldwide, Inc.*	11,385	368,874
Pitney Bowes, Inc.	19,646	747,334
R.R. Donnelley & Sons Co.	19,629	740,798
Robert Half International, Inc.	14,400	389,376
Waste Management, Inc.	46,369	1,514,875
		5,323,523
Construction & Engineering 0.2%
Fluor Corp.	7,825	1,140,259
Jacobs Engineering Group, Inc.*	11,400	1,089,954
		2,230,213
Electrical Equipment 0.5%
Cooper Industries Ltd. "A"	16,128	852,849
Emerson Electric Co.	70,304	3,983,424
Rockwell Automation, Inc.	13,347	920,409
		5,756,682
Industrial Conglomerates 3.6%
3M Co.	63,536	5,357,356
General Electric Co.	903,432	33,490,224
Textron, Inc.	22,182	1,581,577
Tyco International Ltd.	44,188	1,752,054
		42,181,211
Machinery 1.9%
Caterpillar, Inc.	56,736	4,116,764
Cummins, Inc.	9,156	1,166,200
Danaher Corp.	21,465	1,883,339
Deere & Co.	39,424	3,671,163
Dover Corp.	17,502	806,667
Eaton Corp.	12,905	1,251,140
Illinois Tool Works, Inc. (a)	36,894	1,975,305
Ingersoll-Rand Co., Ltd. "A"	24,322	1,130,243
ITT Corp.	15,894	1,049,640
Manitowoc Co., Inc.	11,100	542,013
PACCAR, Inc.	34,001	1,852,374
Pall Corp.	10,853	437,593
Parker Hannifin Corp.	15,068	1,134,771
Terex Corp.*	9,900	649,143
		21,666,355
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	26,638	2,217,081
CSX Corp.	37,548	1,651,361
Norfolk Southern Corp.	34,786	1,754,606
Ryder System, Inc.	4,852	228,092
Union Pacific Corp.	23,481	2,949,683
		8,800,823
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	6,009	525,908
Information Technology 16.6%
Communications Equipment 2.6%
Ciena Corp.* (a)	8,765	298,974
Cisco Systems, Inc.*	540,895	14,642,028
Corning, Inc.	139,722	3,351,931
JDS Uniphase Corp.* (a)	18,978	252,407
Juniper Networks, Inc.*	47,100	1,563,720
Motorola, Inc.	206,480	3,311,939
QUALCOMM, Inc.	148,720	5,852,132
Tellabs, Inc.*	42,116	275,439
		29,548,570
	Shares	Value ($)

Computers & Peripherals 4.5%
Apple, Inc.*	78,562	15,561,561
Dell, Inc.*	201,609	4,941,437
EMC Corp.*	186,267	3,451,527
Hewlett-Packard Co.	228,927	11,556,235
International Business Machines Corp.	122,202	13,210,036
Lexmark International, Inc. "A"*	8,468	295,194
Network Appliance, Inc.*	31,784	793,329
QLogic Corp.*	13,118	186,276
SanDisk Corp.*	20,400	676,668
Sun Microsystems, Inc.*	73,745	1,337,001
Teradata Corp.*	15,651	428,994
		52,438,258
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	34,297	1,260,072
Jabil Circuit, Inc.	16,647	254,200
Molex, Inc.	12,217	333,524
Tyco Electronics Ltd.	44,188	1,640,700
		3,488,496
Internet Software & Services 1.9%
Akamai Technologies, Inc.*	15,100	522,460
eBay, Inc.*	101,368	3,364,404
Google, Inc. "A"*	20,653	14,281,136
VeriSign, Inc.*	21,100	793,571
Yahoo!, Inc.*	119,488	2,779,291
		21,740,862
IT Services 0.8%
Affiliated Computer Services, Inc. "A"*	9,173	413,702
Automatic Data Processing, Inc.	47,408	2,111,078
Cognizant Technology Solutions Corp. "A"*	25,800	875,652
Computer Sciences Corp.*	15,544	768,962
Convergys Corp.*	10,872	178,953
Electronic Data Systems Corp.	45,491	943,029
Fidelity National Information Services, Inc.	15,200	632,168
Fiserv, Inc.*	14,942	829,131
Paychex, Inc.	30,911	1,119,597
Unisys Corp.*	27,480	129,980
Western Union Co.	68,612	1,665,899
		9,668,151
Office Electronics 0.1%
Xerox Corp.*	83,088	1,345,195
Semiconductors & Semiconductor Equipment 2.7%
Advanced Micro Devices, Inc.*	50,960	382,200
Altera Corp.	29,786	575,465
Analog Devices, Inc.	27,835	882,369
Applied Materials, Inc.	122,430	2,174,357
Broadcom Corp. "A"*	41,621	1,087,973
Intel Corp.	521,545	13,904,390
KLA-Tencor Corp.	16,645	801,623
Linear Technology Corp. (a)	19,814	630,680
LSI Corp.*	64,013	339,909
MEMC Electronic Materials, Inc.*	20,100	1,778,649
Microchip Technology, Inc.	19,400	609,548
Micron Technology, Inc.*	66,620	482,995
National Semiconductor Corp.	21,426	485,085
Novellus Systems, Inc.*	11,114	306,413
	Shares	Value ($)

NVIDIA Corp.*	50,221	1,708,518
Teradyne, Inc.*	16,804	173,753
Texas Instruments, Inc.	126,879	4,237,759
Xilinx, Inc.	26,446	578,374
		31,140,060
Software 3.7%
Adobe Systems, Inc.*	52,910	2,260,844
Autodesk, Inc.*	20,448	1,017,493
BMC Software, Inc.*	17,806	634,606
CA, Inc.	34,459	859,752
Citrix Systems, Inc.*	16,098	611,885
Compuware Corp.*	25,446	225,960
Electronic Arts, Inc.*	29,058	1,697,278
Intuit, Inc.*	30,070	950,513
Microsoft Corp.	716,571	25,509,928
Novell, Inc.*	31,036	213,217
Oracle Corp.*	353,178	7,974,759
Symantec Corp.*	79,852	1,288,811
		43,245,046
Materials 3.3%
Chemicals 1.8%
Air Products & Chemicals, Inc.	19,239	1,897,543
Ashland, Inc.	4,908	232,786
Dow Chemical Co.	84,361	3,325,511
E.I. du Pont de Nemours & Co.	81,712	3,602,682
Eastman Chemical Co.	7,030	429,463
Ecolab, Inc.	15,466	792,014
Hercules, Inc.	11,107	214,920
International Flavors & Fragrances, Inc.	6,543	314,915
Monsanto Co.	49,116	5,485,766
PPG Industries, Inc.	14,250	1,000,777
Praxair, Inc.	28,385	2,518,033
Rohm & Haas Co.	11,794	625,908
Sigma-Aldrich Corp.	11,640	635,544
		21,075,862
Construction Materials 0.1%
Vulcan Materials Co. (a)	8,825	697,969
Containers & Packaging 0.1%
Ball Corp.	8,836	397,620
Bemis Co., Inc.	7,872	215,535
Pactiv Corp.*	11,619	309,414
Sealed Air Corp.	14,896	344,694
		1,267,263
Metals & Mining 1.0%
Alcoa, Inc.	78,281	2,861,170
Allegheny Technologies, Inc.	9,017	779,069
Freeport-McMoRan Copper & Gold, Inc.	33,899	3,472,613
Newmont Mining Corp.	40,032	1,954,763
Nucor Corp.	25,630	1,517,809
Titanium Metals Corp.	7,800	206,310
United States Steel Corp.	10,459	1,264,598
		12,056,332
Paper & Forest Products 0.3%
International Paper Co.	38,172	1,236,009
MeadWestvaco Corp.	16,259	508,907
Weyerhaeuser Co.	19,198	1,415,660
		3,160,576
	Shares	Value ($)

Telecommunication Services 3.6%
Diversified Telecommunication Services 3.2%
AT&T, Inc.	541,536	22,506,236
CenturyTel, Inc.	9,919	411,242
Citizens Communications Co.	27,790	353,767
Embarq Corp.	13,598	673,509
Qwest Communications International, Inc.* (a)	143,840	1,008,318
Verizon Communications, Inc.	258,529	11,295,132
Windstream Corp.	44,259	576,252
		36,824,456
Wireless Telecommunication Services 0.4%
American Tower Corp. "A"*	36,600	1,559,160
Sprint Nextel Corp.	252,768	3,318,844
		4,878,004
Utilities 3.6%
Electric Utilities 2.1%
Allegheny Energy, Inc.	14,110	897,537
American Electric Power Co., Inc.	35,916	1,672,249
Duke Energy Corp.	112,583	2,270,799
Edison International	28,867	1,540,632
Entergy Corp.	18,256	2,181,957
Exelon Corp.	60,242	4,918,157
FirstEnergy Corp.	27,054	1,957,086
FPL Group, Inc. (a)	36,184	2,452,552
Pepco Holdings, Inc.	17,300	507,409
Pinnacle West Capital Corp.	7,608	322,655
PPL Corp.	34,028	1,772,519
Progress Energy, Inc.	21,831	1,057,275
Southern Co.	67,304	2,608,030
		24,158,857
Gas Utilities 0.1%
Nicor, Inc.	3,984	168,722
Questar Corp.	15,300	827,730
		996,452
Independent Power Producers & Energy Traders 0.3%
AES Corp.*	59,348	1,269,454
Constellation Energy Group	16,010	1,641,505
Dynegy, Inc. "A"*	39,872	284,686
		3,195,645
	Shares	Value ($)

Multi-Utilities 1.1%
Ameren Corp.	17,369	941,574
CenterPoint Energy, Inc.	26,021	445,740
CMS Energy Corp.	22,772	395,777
Consolidated Edison, Inc.	26,622	1,300,485
Dominion Resources, Inc.	51,658	2,451,172
DTE Energy Co.	15,657	688,282
Integrys Energy Group, Inc.	6,800	351,492
NiSource, Inc.	24,408	461,067
PG&E Corp.	31,349	1,350,828
Public Service Enterprise Group, Inc.	22,675	2,227,591
Sempra Energy	23,387	1,447,188
TECO Energy, Inc. (a)	24,500	421,645
Xcel Energy, Inc.	34,057	768,667
		13,251,508
Total Common Stocks (Cost $893,054,106)		1,150,184,815
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.1%
US Treasury Bill, 5.08%**, 1/17/2008 (b) (Cost $798,833)	800,000	799,121
	Shares	Value ($)

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 5.03% (c) (d) (Cost $11,992,775)	11,992,775	11,992,775

Cash Equivalents 0.5%
Cash Management QP Trust, 4.67% (c) (Cost $6,003,760)	6,003,760	6,003,760
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $911,849,474)+	100.9	1,168,980,471
Other Assets and Liabilities, Net	(0.9)	(10,003,451)
Net Assets	100.0	1,158,977,020
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $932,022,452. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $236,958,019. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $321,707,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $84,749,539.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $11,704,037 which is 1.0% of net assets.
(b) At December 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/19/2008	23	8,444,598	8,493,900	49,302

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $893,852,939) — including $11,704,037 of securities loaned	$ 1,150,983,936
Investment in Daily Assets Fund Institutional (cost $11,992,775)*	11,992,775
Investment in Cash Management QP Trust (cost $6,003,760)	6,003,760
Total investments, at value (cost $911,849,474)	1,168,980,471
Cash	68
Dividends receivable	1,733,336
Receivable for investments sold	282,725
Interest receivable	43,348
Receivable for Portfolio shares sold	1,006,291
Other assets	58,446
Total assets	1,172,104,685
Liabilities
Payable upon return of securities loaned	11,992,775
Payable for investments purchased	601,852
Payable for Portfolio shares redeemed	52,523
Payable for daily variation margin on open futures contracts	51,867
Accrued management fee	163,137
Other accrued expenses and payables	265,511
Total liabilities	13,127,665
Net assets, at value	$ 1,158,977,020
Net Assets Consist of
Undistributed net investment income	22,718,721
Net unrealized appreciation (depreciation) on: Investments	257,130,997
Futures	49,302
Accumulated net realized gain (loss)	(37,582,157)
Paid-in capital	916,660,157
Net assets, at value	$ 1,158,977,020
Class A Net Asset Value, offering and redemption price per share ($1,045,858,561÷ 67,350,398 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.53
Class B Net Asset Value, offering and redemption price per share ($64,815,382 ÷ 4,176,782 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.52
Class B2 Net Asset Value, offering and redemption price per share ($48,303,077 ÷ 3,113,678 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.51
* Represents collateral on securities loaned.
Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends	$ 26,200,136
Interest	101,641
Interest — Cash Management QP Trust	1,005,927
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	65,504
Total Income	27,373,208
Expenses: Management fee	2,641,783
Administration fee	1,366,734
Custodian fee	57,532
Distribution service fees (Class B and Class B2)	317,064
Record keeping fee (Class B2)	73,757
Services to shareholders	1,250
Professional fees	86,597
Trustees' fees and expenses	52,883
Reports to shareholders and shareholder meeting	234,596
Other	87,081
Total expenses before expense reductions	4,919,277
Expense reductions	(515,264)
Total expenses after expense reductions	4,404,013
Net investment income (loss)	22,969,195
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	39,847,922
In-kind redemptions	73,117,202
Futures	458,963
113,424,087
Change in net unrealized appreciation (depreciation) Investments	(54,260,354)
Futures	(5,090)
(54,265,444)
Net gain (loss)	59,158,643
Net increase (decrease) in net assets resulting from operations	$ 82,127,838

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 22,969,195	$ 23,189,108
Net realized gain (loss)	113,424,087	2,943,751
Change in net unrealized appreciation (depreciation)	(54,265,444)	178,849,313
Net increase (decrease) in net assets resulting from operations	82,127,838	204,982,172
Distributions to shareholders from:
Net investment income: Class A	(21,156,472)	(13,781,595)
Class B	(1,115,985)	(640,558)
Class B2	(629,996)	(485,019)
Total Distributions	(22,902,453)	(14,907,172)
Portfolio share transactions: Class A Proceeds from shares sold	142,014,066	369,528,119
Reinvestment of distributions	21,156,472	13,781,595
Cost of shares redeemed	(285,852,359)	(245,811,474)
In-kind redemptions	(297,115,219)	—
Net increase (decrease) in net assets from Class A share transactions	(419,797,040)	137,498,240
Class B Proceeds from shares sold	14,114,550	21,759,460
Reinvestment of distributions	1,115,985	640,558
Cost of shares redeemed	(37,769,157)	(15,841,867)
Net increase (decrease) in net assets from Class B share transactions	(22,538,622)	6,558,151
Class B2 Proceeds from shares sold	3,660,238	10,704,216
Reinvestment of distributions	629,996	485,019
Cost of shares redeemed	(15,637,931)	(20,239,713)
Net increase (decrease) in net assets from Class B2 share transactions	(11,347,697)	(9,050,478)
Increase (decrease) in net assets	(394,457,974)	325,080,913
Net assets at beginning of period	1,553,434,994	1,228,354,081
Net assets at end of period (including undistributed net investment income of $22,718,721 and $22,881,660, respectively)	$ 1,158,977,020	$ 1,553,434,994
Statement of Changes in Net Assets (continued)
Other Information	Years Ended December 31,
	2007	2006
Class A Shares outstanding at beginning of period	94,305,191	84,067,247
Shares sold	9,198,622	27,355,596
Shares issued to shareholders in reinvestment of distributions	1,366,697	1,008,902
Shares redeemed	(18,652,060)	(18,126,554)
In-kind redemptions	(18,868,052)	—
Net increase (decrease) in Class A shares	(26,954,793)	10,237,944
Shares outstanding at end of period	67,350,398	94,305,191
Class B Shares outstanding at beginning of period	5,613,107	5,155,670
Shares sold	915,083	1,579,717
Shares issued to shareholders in reinvestment of distributions	72,046	46,858
Shares redeemed	(2,423,454)	(1,169,138)
Net increase (decrease) in Class B shares	(1,436,325)	457,437
Shares outstanding at end of period	4,176,782	5,613,107
Class B2 Shares outstanding at beginning of period	3,841,811	4,506,034
Shares sold	240,022	788,488
Shares issued to shareholders in reinvestment of distributions	40,645	35,455
Shares redeemed	(1,008,800)	(1,488,166)
Net increase (decrease) in Class B2 shares	(728,133)	(664,223)
Shares outstanding at end of period	3,113,678	3,841,811

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.97	$ 13.11	$ 12.73	$ 11.64	$ 9.20
Income (loss) from investment operations: Net investment income (loss)[a]	.27	.24	.21	.21	.15
Net realized and unrealized gain (loss)	.52	1.78	.37	1.01	2.41
Total from investment operations	.79	2.02	.58	1.22	2.56
Less distributions from: Net investment income	(.23)	(.16)	(.20)	(.13)	(.12)
Net asset value, end of period	$ 15.53	$ 14.97	$ 13.11	$ 12.73	$ 11.64
Total Return (%)	5.30[b]	15.52[b]	4.68	10.59[b]	28.16[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,046	1,412	1,102	790	627
Ratio of expenses before expense reductions and/or recoupments (%)	.33	.28	.27	.28	.30
Ratio of expenses after expense reductions and/or recoupments (%)	.30	.27	.27	.29	.30
Ratio of net investment income (loss) (%)	1.71	1.73	1.62	1.76	1.50
Portfolio turnover rate (%)	7[c]	9	15	1	1
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.96	$ 13.10	$ 12.72	$ 11.63	$ 9.20
Income (loss) from investment operations: Net investment income (loss)[a]	.23	.21	.17	.20	.14
Net realized and unrealized gain (loss)	.52	1.78	.38	.99	2.40
Total from investment operations	.75	1.99	.55	1.19	2.54
Less distributions from: Net investment income	(.19)	(.13)	(.17)	(.10)	(.11)
Net asset value, end of period	$ 15.52	$ 14.96	$ 13.10	$ 12.72	$ 11.63
Total Return (%)	5.03[b]	15.24[b]	4.42	10.32[b]	27.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	84	68	53	17
Ratio of expenses before expense reductions and/or recoupments (%)	.58	.53	.52	.53	.55
Ratio of expenses after expense reductions and/or recoupments (%)	.55	.52	.52	.54	.55
Ratio of net investment income (loss) (%)	1.46	1.48	1.37	1.71	1.29
Portfolio turnover rate (%)	7[c]	9	15	1	1
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Class B2 Years Ended December 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.96	$ 13.09	$ 12.94
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.19	.05
Net realized and unrealized gain (loss)	.52	1.79	.10
Total from investment operations	.73	1.98	.15
Less distributions from: Net investment income	(.18)	(.11)	—
Net asset value, end of period	$ 15.51	$ 14.96	$ 13.09
Total Return (%)[c]	4.85	15.20	1.16**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	57	59
Ratio of expenses before expense reductions (%)	.72	.67	.66*
Ratio of expenses after expense reductions (%)	.65	.63	.63*
Ratio of net investment income (loss) (%)	1.36	1.37	1.34*
Portfolio turnover rate (%)	7[d]	9	15
[a] For the period September 16, 2005 (commencement of operations) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Investments VIT Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Trust is comprised of several portfolios. DWS Equity 500 Index VIP (the "Portfolio") is one of the series the Trust offers to investors. The Portfolio is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Portfolio offers three classes of shares to investors: Class A shares, Class B shares and Class B2 shares. Class B and Class B2 shares are subject to Rule 12b-1 distribution fees under the 1940 Act equal to an annual rate up to 0.25% of Class B and Class B2 shares average daily net assets. In addition, Class B2 shares are subject to record keeping fees equal to an annual rate of up to 0.15% of average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

At December 31, 2007, DWS Equity 500 Index VIP had a net tax basis capital loss carryforward of approximately $17,360,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2012, whichever occurs first. During the year ended December 31, 2007, the Portfolio utilized $42,684,000 of its prior year capital loss carryforward.

The Portfolio has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Portfolio, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to in-kind redemptions, investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2007, the Portfolio's components of distributable earnings (accumulated gains) on a tax basis were as follows:

Undistributed ordinary income	$ 22,692,989
Capital loss carryforwards	$ (17,360,000)
Unrealized appreciation (depreciation) on investments	$ 236,958,019

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	Years Ended December 31,
	2007	2006
Distributions from ordinary income	$ 22,902,453	$ 14,907,172

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $93,652,438 and $213,532,731, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Portfolio or delegates such responsibility to the Portfolio's subadvisor. Pursuant to the Investment Management Agreement with the Advisor, the Portfolio pays an annual management fee based on the Portfolio's average daily net assets, accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Portfolio's average daily net assets	.200%
Next $1 billion of such net assets	.175%
Over $2 billion of such net assets	.150%

Northern Trust Investments, N.A. ("NTI") acts as investment sub-advisor for the Portfolio. As the Portfolio's investment sub-advisor, NTI makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. NTI is paid by the Advisor for its services.

For the period from January 1, 2007 through April 30, 2009, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering costs) as follows:

Class A	.28%
Class B	.53%
Class B2	.63%

Accordingly, for the year ended December 31, 2007, the Advisor waived a portion of its Management fee aggregating $491,063 and the amount charged aggregated $2,150,720, which was equivalent to an annual effective rate of 0.16% of the Portfolio's average daily net assets.

In addition, the Advisor reimbursed the Portfolio $20,496 of record keeping fees for Class B2 shares for the year ended December 31, 2007.

Prior to June 1, 2006, the Advisor was able to recoup any of its waived management fees within the following three years if the Portfolio was able to make repayment without exceeding its contractual expense limits during the period of the waiver/reimbursement.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, DIMA received an Administration fee of $1,366,734, of which $99,303 is unpaid.

Distribution Service Agreement. DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, is the Portfolio's distributor. In accordance with the Distribution Plan, DWS-SDI receives 12b-1 fees of up to 0.25% of average daily net assets of Class B and B2 shares. For the year ended December 31, 2007, the Distribution Service Fees were as follows:

Distribution Service Fees	Total Aggregated	Waived	Unpaid at December 31, 2007
Class B	$ 183,309	$ 23	$ 17,623
Class B2	133,755	—	10,932
	$ 317,064	$ 23	$ 28,555

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolio. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee they receive from the Portfolio. For the year ended December 31, 2007, the amounts charged to the Portfolio by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2007
Class A	$ 944	$ 944	$ —
Class B	163	163	—
Class B2	143	143	—
	$ 1,250	$ 1,250	$ —

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the year ended December 31, 2007, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $15,584, of which $6,004 is unpaid.

Trustees Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager or Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager or Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2007, the Portfolio's custodian fee was reduced by $2,432 for custody credits earned.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35%. The Portfolio may borrow up to a maximum of 33% of its net assets under the agreement.

F. Ownership of the Portfolio

At December 31, 2007, two participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53% and 18%, respectively. At December 31, 2007, one participating insurance company was a beneficial owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 82%. At December 31, 2007, three participating insurance companies were beneficial owners of record of 10% or more of the outstanding Class B2 shares of the Portfolio, each owning 74%, 15% and 12%, respectively.

G. In-Kind Redemptions

In certain circumstances, the Portfolio may distribute portfolio securities rather than cash as payments for a redemption of Portfolio shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Portfolio recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2007, the Portfolio realized $73,117,202 of net gain attributable to in-kind redemptions.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investments VIT Funds and the Shareholders of DWS Equity 500 Index VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index VIP (the "Portfolio") at December 31, 2007, and the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Portfolio for each of the periods ended on or prior to December 31, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated February 8, 2005 expressed an unqualified opinion on those statements.

Boston, Massachusetts February 13, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Portfolio's fiscal year ended December 31, 2007 qualified as a dividend received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 778-1482.

Proxy Voting

A description of the Portfolio's policies and procedures for voting proxies for portfolio securities and information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Portfolio's policies and procedures without charge, upon request, call us toll free at (800) 778-1482.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Northern Trust Investments, N.A. (NTI) in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to NTI is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and NTI. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or NTI, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

vit-equ500-2 (53316 2/08)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS Equity 500 Index VIP has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 INDEX VIP

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$34,250	$0	$0	$0
2006	$35,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 22, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 22, 2008